Mirae Asset Discovery Funds

Mirae Asset Emerging Markets Great Consumer VIT Fund

Supplement dated February 25, 2021 to the Prospectus and Statement of Additional Information, each dated April 29, 2020

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus and Statement of Additional Information of the Mirae Asset Emerging Markets Great Consumer VIT Fund (the “Fund”) dated April 29, 2020. The Fund is a series of the Mirae Asset Discovery Funds. This Supplement relates only to the Fund.

Effective February 25, 2021, the Fund will be closed to new investors and will cease operations.